UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

_____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

December 2, 2010

____________________________

DIAGNOSTIC IMAGING INTERNATIONAL CORP.

(Exact name of registrant as specified in charter)

NEVADA

(State or other Jurisdiction of Incorporation or Organization)

333-1364363	848N Rainbow Blvd. #2494 Las Vegas, Nevada 89107	98-0493698
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No.)

(877) 331-3444

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Material Agreements.

On December 2, 2010, Diagnostic Imaging International Corp. (the “Company”) settled its litigation with Dr. Syed Haider, Dawn Haider and Quinte MRI (“Defendants”). The terms of the settlement required the Company to pay to the Defendants the sum of $280,000 CDN immediately, and a further $45,000 CDN on January 17th, 2011.

Additionally in exchange for the Defendants returning 1,000,000 shares of Company common stock for cancellation, Dr. Haider has been granted an exclusion from his non-compete agreement, that would allow him to operate a Teleradiology business in so far as his clients must be a hospital or clinic that is located in British Columbia, Canada or Washington State.

The Company and the Defendants have granted each other mutual releases in regards to all matters involved in the claim and counter-claim.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Diagnostic Imaging International Corp.
(Registrant)

Date: December 6, 2010	By:	/s/ Mitchell Geisler
Mitchell Geisler,
Chief Executive Officer

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